UNITED STATES                OMB APPROVAL
                 SECURITIES AND EXCHANGE COMMISSION     ------------------------
                        Washington, DC 20549            OMB Number: 3235-0060
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                                                        Expires: March 31, 2003
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                          CURRENT REPORT                ------------------------
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) November 15, 2000

                              MovieO Network, Inc.
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             (Exact name of registrant as specified in its chapter)

 Nevada                        033-18778                 99-0259454
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(State or other jurisdiction  (Commission File Number) (IRS Employer
of incorporation                                       Identification No.)

777 E Atlantic Avenue, Suite Z-218
Delray Beach, Florida                     33483
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(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (804) 355-8384

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(Former name or former address, if changed since last report)

Item 5. Other Events

On November 15, 2000, Quigg Lawrence, President, Chairman and Chief Executive Officer, retired. He was succeeded by Tim A. Shane, an attorney and member of the Florida State Bar.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MovieO Network, Inc.
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(Registrant)

Date: November 15, 2000               By: /S/ Quigg Lawrence
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                                       QUIGG LAWRENCE
                                       PRESIDENT AND CHIEF EXECUTIVE OFFICER